SCUDDER
                                                                     INVESTMENTS



Taxable Income III

Scudder GNMA Fund

Supplement to the currently effective prospectus

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The following revises "The portfolio managers" section of the prospectus.

The following person handles the day-to-day management of the fund.

William Chepolis, CFA
Managing Director of Deutsche Asset
Management and Portfolio Manager of
the fund.
  o Joined Deutsche Asset Management
    in 1998 after 13 years of
    experience as vice president and
    portfolio manager for Norwest
    Bank where he managed the bank's
    fixed income and foreign
    exchange portfolios.
  o Senior Mortgage Backed Portfolio
    Manager: New York.
  o Joined the fund in 2002.
  o BIS, University of Minnesota.













               Please Retain This Supplement for Future Reference






September 15, 2005